Exhibit 10.16.1

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

FIRST AMENDMENT TO SUPPLY AGREEMENT

FOR BULK NARCOTICS RAW MATERIALS

THIS FIRST AMENDMENT TO SUPPY AGREEMENT FOR BULK NARCOTICS RAW MATERIALS, originally made and entered into effective as of July 1, 1998 (“SUPPLY AGREEMENT”), by and between ENDO PHARMACEUTICALS INC. (“BUYER”) and MALLINCKRODT INC. (“SELLER”), is made and entered between BUYER and SELLER effective on and as of July 1, 2000.

WHEREAS, the parties desire to amend the aforementioned SUPPLY AGREEMENT for the second time in certain respects,

NOW, THEREFORE, the parties hereto agree as follows:

1.	Attachment A of the SUPPLY AGREEMENT, referred to in Article 1.E thereof, shall be amended by adding under the “Product” column a reference to “***”and, immediately opposite such reference, there shall be added under the “Price Per Kilogram” column the following phrase: “***”.

2.	Attachment B of the SUPPLY AGREEMENT, as referred to in Article 1.E. thereof, shall be amended by the addition of the specifications for *** in the form attached to this FIRST AMENDMENT as Exhibit A.

3.	Article 2.A. of the SUPPLY AGREEMENT will be amended by inserting in the third line thereof, after the word “***” and before the word “and”, a comma followed by the words “***”.

4.	Article 5.B. of the SUPPLY AGREEMENT will be amended by inserting in the third line thereof, after the words: “***” and before the word and, a comma followed by the words “***”.

5.	Except as expressed amended herein, all of the other terms of the SUPPLY AGREEMENT, as amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO SUPPLY AGREEMENT FOR BULK NARCOTICS RAW MATERIALS effective as of the day and year first above written.

MALLINCKRODT INC.		ENDO PHARMACEUTICALS INC.

By:	/S/ MICHAEL J. COLLINS	By:	/S/ CAROL A. AMMON
Title:	President – Pharmaceuticals Group	Title:	President & CEO

EXHIBIT A

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